Exhibit 10.7

EXECUTION VERSION

GUARANTEE AGREEMENT

made by

THE SUBSIDIARY GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO

in favor of

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

Dated as of June 29, 2015

i

SCHEDULES

Schedule 1	Notice Addresses

Annex 1	Assumption Agreement

ii

GUARANTEE AGREEMENT

GUARANTEE AGREEMENT, dated as of June 29, 2015, made by each Material Domestic Subsidiary of Gannett Co., Inc., a Delaware corporation (f/k/a Gannett SpinCo, Inc.) (the “Borrower”), listed on the signature pages hereto (the “Guarantors”), in favor of JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of June 29, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders, certain other parties and the Administrative Agent and the other agents named therein.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower and the Guarantors will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement.

NOW, THEREFORE, in consideration of the premises, each Guarantor hereby agrees with the Administrative Agent, as follows:

SECTION 1.

DEFINED TERMS

1.1                               Definitions.  (a)  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b)                                 The following terms shall have the following meanings:

“Agreement”:  this Guarantee Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Guaranteed Obligations”: with respect to any Guarantor, the collective reference to all Obligations; provided, that for purposes of determining any Guaranteed Obligations of any Guarantor under the Loan Documents, the definition of “Guaranteed Obligations” shall not create any guarantee by any Guarantor of any Excluded Swap Obligations of such Guarantor.

“Guaranteed Parties”:  the Administrative Agent, the Lenders, the other Secured Parties (as defined in the Security Agreement) and each other obligor to a Guaranteed Obligation.

“Loan Documents”: the collective reference to the Credit Agreement, this Agreement and any amendment, waiver, supplement or other modification to any of the foregoing.

“Qualified Keepwell Provider”:  in respect of any Swap Obligation, each Guarantor that, at all times during the Swap Guarantee Eligibility Period, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell pursuant to section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Guarantee Eligibility Period”:  with respect to a guarantor and the relevant Swap Obligation, the period from and including the date on which the relevant guarantee (or grant of the relevant security interest, as applicable) becomes effective with respect to such Swap Obligation until the date on which such guarantee (or grant of the relevant security interest, if applicable) is no longer in effect.  For the avoidance of doubt, the Swap Guarantee Eligibility Period shall commence on the date of the execution of a Swap if the corresponding guarantee (or grant of security interest, as applicable) is then in effect, otherwise it shall commence on the date of execution and delivery of the relevant guarantee (or grant of security interest, as applicable) unless the guarantee (or relevant collateral agreement or pledge documentation, as applicable) specifies a subsequent effective date.

1.2                               Other Definitional Provisions.  (a)  The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)                                 The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

SECTION 2.

GUARANTEE

2.1                               Guarantee.  (a)  Each of the Guarantors hereby, jointly and severally, absolutely, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Administrative Agent, for the ratable benefit of itself and the other Guaranteed Parties and its and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations (other than, with respect to any Guarantor, any Excluded Swap Obligation of such Guarantor).

(b)                                 Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to fraudulent conveyances or transfers or the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c)                                  Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee of such Guarantor contained in this Section 2 or affecting the rights and remedies of the Guaranteed Parties hereunder.

(d)                                 Subject to Section 4.16 hereof, the guarantee contained in this Section 2 shall remain in full force and effect until all the Guaranteed Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full and the Commitments shall have been terminated.

(e)                                  No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person, or received or collected by any Guaranteed Party from the Borrower, any of the Guarantors, any other guarantor or any other Person, by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any

Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Guaranteed Obligations or any payment received or collected from such Guarantor in respect of the Guaranteed Obligations), remain liable for the Guaranteed Obligations up to the maximum liability of such Guarantor hereunder until the Guaranteed Obligations are paid in full and the Commitments are terminated.

2.2                               Right of Contribution.  Each Guarantor hereby agrees that, to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3.  The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to any Guaranteed Party, and each Guarantor shall remain liable to such Guaranteed Party for the full amount guaranteed by such Guarantor hereunder.

2.3                               No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Guaranteed Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Guaranteed Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Guaranteed Party for the payment of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until the Guaranteed Obligations are paid in full and the Commitments are terminated.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Guaranteed Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

2.4                               Amendments, etc. with respect to the Guaranteed Obligations.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Guaranteed Obligations made by any Guaranteed Party may be rescinded by such Guaranteed Party and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Guaranteed Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Guaranteed Party for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released.

2.5                               Guarantee Absolute and Unconditional.  Each Guarantor waives (to the extent not prohibited by applicable law) any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Guaranteed Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this

Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Guaranteed Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2.  Each Guarantor waives (to the extent not prohibited by applicable law) promptness, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any of the Borrower or any of the Guarantors with respect to the Guaranteed Obligations (provided that the foregoing shall not be construed as a waiver by the Borrower with respect to notice of default beyond the scope of the waiver provided by it in Section 7.2(c) of the Credit Agreement).  Each Guarantor understands and agrees that the guarantee of such Guarantor contained in this Section 2 shall be construed as a continuing, absolute, unconditional and irrevocable guarantee of payment (and not of collection) without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Guaranteed Party, (b) any defense, set-off or counterclaim (other than a defense of payment) which may at any time be available to or be asserted by the Borrower or any other Person against any Guaranteed Party, (c) any failure to assert any claim or demand or to exercise or enforce any right or remedy against the Borrower or any Guarantor or any other Person under the provisions of any Loan Document or otherwise, (d) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Guaranteed Obligations, or any other extension, compromise or renewal of any Guaranteed Obligations, or any increase in any Guaranteed Obligations, (e) any reduction, limitation, impairment or termination of any Guaranteed Obligations for any reason, (f) any amendment to, rescission, waiver or other modification of, or any consent to or departure from, any of the terms of any Loan Document, (g) any addition, exchange or release of any collateral or any Guarantor or any other Person that is a guarantor of the Guaranteed Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release of, addition to, or consent to or departure from, any other guaranty held by and Guaranteed Party securing any of the Guaranteed Obligations, or (h) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge or defense of a surety or guarantor or any other obligor on any obligation of the Borrower for its Guaranteed Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Guaranteed Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any Guarantor or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by any Guaranteed Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Guaranteed Party against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6                               Reinstatement.  The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Guaranteed Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7                               Payments.  Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off, counterclaim or other defense, in each case in Dollars.

2.8                               Keepwell.  Each Qualified Keepwell Provider hereby jointly and severally absolutely, unconditionally, and irrevocably undertakes to provide such funds or other support as may be needed by each other Loan Party for such Loan Party to qualify as an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder at any time during the Swap Guarantee Eligibility Period in respect of any Swap Obligation (provided, however, that each Qualified Keepwell Provider shall only be liable under this Section 2.8 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.8, or otherwise under any relevant guarantee, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of such Qualified Keepwell Provider under this Section 2.8 shall remain in full force and effect until all Guaranteed Obligations and the obligations of each Guarantor under Section 2 shall have been paid in full and the Commitments shall have been terminated.  Each Qualified Keepwell Provider intends that this Section 2.8 constitute, and this Section 2.8 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 3.

REPRESENTATIONS AND WARRANTIES

3.1                               Representations of each Guarantor.

(a)                                 Each Guarantor (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) except where the failure to do so would not, individually or in the aggregate, result in a Material Adverse Effect, is duly qualified to do business as a foreign corporation or other entity and in good standing in all states in which it owns substantial properties or in which it conducts substantial business and its activities make such qualifications necessary.

(b)                                 The execution and delivery of this Agreement and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or other company action on the part of each Guarantor; this Agreement has been duly and validly executed and delivered by each Guarantor and constitutes such Guarantor’s valid and legally binding agreement enforceable in accordance with its terms; and the guarantees set forth in Section 2 constitute valid and binding obligations of each Guarantor enforceable in accordance with the terms of this Agreement, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(c)                                  The execution, delivery and performance of the Loan Documents to which each Guarantor is a party will not violate any Requirement of Law.

(d)                                 There are no actions, suits or proceedings pending or, to the knowledge of each Guarantor, threatened against or affecting it or any of its Subsidiaries in or before any court or foreign or domestic governmental instrumentality, and no Guarantor nor any of their Subsidiaries is in default in respect of any order of any such court or instrumentality which, in such Guarantor’s opinion, are Material with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby.

(e)                                  Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated herein, nor compliance with the terms and provisions hereof will conflict with or result in a breach of any of the provisions of any Guarantor’s certificate of incorporation, by-laws or equivalent organizational or formation documents, in each case as amended, or any agreement or instrument by which such Guarantor is bound, or constitute a default thereunder, or result in the imposition of any Lien not permitted under the Credit Agreement upon any of such Guarantor’s property.

(f)                                   Since December 28, 2014, there has been no development or event that has had or would have a Material Adverse Effect (as defined under the Credit Agreement).

SECTION 4.

MISCELLANEOUS

4.1                               Authority of Administrative Agent.  Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as among the Guaranteed Parties, be governed by the Credit Agreement, and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

4.2                               Amendments in Writing; Other Guarantees.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in a writing signed by (i) each Guarantor against whom enforcement of such waiver, amendment or supplement is sought, (ii) the Borrower, to the extent such waiver, amendment or supplement directly affects the obligations of the Borrower hereunder, and (iii) the Administrative Agent (it being understood and agreed that the Administrative Agent may, at its discretion, also seek the approval of the Required Lenders or all Lenders); provided, however, that this Agreement may be amended by the Borrower and the applicable Guarantors, and shall not require the consent of the Required Lenders or the Administrative Agent, to (a) add any Guarantor pursuant to Section 4.15 or (b) remove any Guarantor released from this Agreement pursuant to Section 4.16(b).

4.3                               Notices.  All notices, requests and demands to or upon the Administrative Agent or the Borrower hereunder shall be effected in the manner provided for in Section 9.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any other Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1 or at such other address specified in writing to the Administrative Agent in accordance with the Credit Agreement.

4.4                               No Waiver by Course of Conduct; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Guaranteed Party, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

4.5                               Enforcement Expenses; Indemnification.  (a)  Each Guarantor agrees to pay or reimburse the Guaranteed Parties for all costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Guaranteed Party.

(b)                                 Each Guarantor agrees to pay, and to save the Guaranteed Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Agreement.

(c)                                  Each Guarantor agrees to pay, and to save the Guaranteed Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 9.5 of the Credit Agreement.

(d)                                 The agreements in this Section 4.5 and Section 2.6 shall survive repayment of the Guaranteed Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

4.6                               Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of the Borrower and each Guarantor and shall inure to the benefit of the Guaranteed Parties and their successors and assigns; provided that neither the Borrower nor any Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

4.7                               Setoff.  In addition to any rights and remedies of the Guaranteed Parties provided by law, each Guaranteed Party shall have the right, without prior notice to any Guarantor, any such notice being expressly waived by the Guarantors to the extent permitted by applicable law, upon any Guaranteed Obligations becoming due and payable by any Guarantor (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Guaranteed Party to or for the credit or the account of any Guarantor; provided that no amounts set off with respect to any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor.  Each Guaranteed Party agrees promptly to notify the Borrower, such Guarantor and the Administrative Agent after any such setoff and application of the proceeds thereof made by such Guaranteed Party; provided that the failure to give such notice shall not affect the validity of such setoff and application.

4.8                               Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or pdf), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

4.9                               Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.10        Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

4.11        Integration.  This Agreement and the other Loan Documents represent the agreement of the Borrower, the Guarantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, any Guarantor, the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

4.12        GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.13        Submission To Jurisdiction; Waivers.  The Borrower and each Guarantor hereby irrevocably and unconditionally:

(a)           submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b)           consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)           agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 4.3 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d)           agrees that nothing herein shall affect the right of any party to effect service of process in any other manner permitted by law or shall limit the right of the Administrative Agent or any Lender to sue in any other jurisdiction; and

(e)           waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

4.14        Acknowledgements.   Each of the Borrower and each Guarantor hereby acknowledges that:

(a)           it has been advised by counsel in the negotiation, execution and delivery of this Agreement;

(b)           no Guaranteed Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or the Credit Agreement, and the relationship between the Guarantors, on the one hand, and the Guaranteed Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)           no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guaranteed Parties or among the Guarantors and the Guaranteed Parties.

4.15        Additional Guarantors.  Each Material Domestic Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 5.8 of the Credit Agreement shall become a Guarantor for all purposes of this Agreement upon execution and delivery (including by telecopy or .pdf) by such Material Domestic Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

4.16        Releases.  (a)  At such time as the Loans and the other Obligations shall have been paid in full and the Commitments have been terminated, this Agreement and all obligations (other than those expressly stated to survive such termination) of each Guaranteed Party and each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party.

(b)           In the event that any Guarantor ceases to be a Material Domestic Subsidiary, whether by merger, consolidation, stock sale, asset sale, liquidation or otherwise, such Guarantor shall, upon consummation of the transaction causing such Guarantor to no longer be a Material Domestic Subsidiary be released from this Guaranty automatically and without further action and this Agreement shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect; provided, that any such transaction shall be in compliance with the terms of the Credit Agreement and that immediately following such transaction, no Default shall be continuing; provided further, that the Borrower shall promptly notify the Administrative Agent of the release of such Guarantor under this Agreement.

4.17        Confidentiality.  Each of the Administrative Agent and each Guaranteed Party agrees to keep confidential all non-public information provided to it by any Guarantor pursuant to this Agreement; provided that nothing herein shall prevent the Administrative Agent or any Guaranteed Party from disclosing any such information (a) to the Administrative Agent, any other Lender or any Lender Affiliate or other Guaranteed Party subject to this Section 4.17, (b) subject to an agreement to comply with the provisions of this Section, to any actual or prospective Transferee or any direct or indirect counterparty to any hedge agreement (or any professional advisor to such counterparty), (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates, provided that such Persons to whom disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential, (d) upon the request or demand of any Governmental Authority or in response to any order of any court or other Governmental Authority, upon prior written notice to the Borrower to the extent reasonably practicable and in accordance with applicable law, (e) to the extent required by any Requirement of Law (other than as provided in clause (d) above) or in connection with any litigation or similar proceeding, provided that the Borrower and such Guarantor shall be promptly notified, to the extent reasonably practicable and in accordance with applicable law, prior to any such disclosure so that the Borrower or such Guarantor may contest such disclosure or seek confidential treatment thereof, (f) that has been publicly disclosed, (g) to any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, or (h) in connection with the exercise of any remedy under any of the Loan Documents.

4.18        WAIVER OF JURY TRIAL.  THE BORROWER AND EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Remainder of page intentionally left blank.  Signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.

GUARANTORS:

GANNETT SATELLITE INFORMATION NETWORK, LLC

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

THE COURIER-JOURNAL, INC.

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

PHOENIX NEWSPAPERS, INC.

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

GANNETT GP MEDIA, INC.

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

GANNETT RIVER STATES PUBLISHING CORPORATION

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

GANNETT PUBLISHING SERVICES, LLC

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

GANNETT MHC MEDIA, INC.

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

DEMOCRAT AND CHRONICLE LLC

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

DES MOINES REGISTER AND TRIBUNE COMPANY

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

THE SUN COMPANY OF SAN BERNARDINO, CALIFORNIA LLC

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

FEDERATED PUBLICATIONS, INC.

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

X.COM, INC.

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

USA TODAY SPORTS MEDIA GROUP, LLC

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

SCHEDULE STAR LLC

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

ACTION ADVERTISING, INC.

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

GNSS LLC

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

GCOE, LLC

By:	/s/ Michael Hart
Name:	Michael Hart
Title:	Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Timothy D. Lee
Name:	Timothy D. Lee
Title:	Vice President

Schedule 1

NOTICE ADDRESSES OF GUARANTORS

GUARANTOR	NOTICE ADDRESS
Gannett Co., Inc.
7950 Jones Branch Drive
McLean, VA 22107
Telephone: 703-854-6000
Telecopy: 703-854-2031
Attention: Senior Vice President & Treasurer

Annex 1 to
Guarantee Agreement

ASSUMPTION AGREEMENT, dated as of                 , 20   (the “Assumption Agreement”), made by                                (the “Additional Guarantor”), in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of June 29, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Gannett Co., Inc. (f/k/a Gannett SpinCo, Inc.) (the “Borrower”), the lenders parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent and the agents named therein. All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee Agreement.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into the Credit Agreement;

WHEREAS, in connection with the Credit Agreement, certain Material Domestic Subsidiaries of the Borrower (in each case as applicable, other than the Additional Guarantor) have entered into the Guarantee Agreement, dated as of June 29, 2015 (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), in favor of the Administrative Agent;

WHEREAS, the Borrower desires that, the Additional Guarantor to become a party to the Guarantee Agreement; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee Agreement.

NOW, THEREFORE, IT IS AGREED:

1.  Guarantee Agreement.  By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 4.15 of the Guarantee Agreement, hereby becomes a party to the Guarantee Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule 1 to the Guarantee Agreement.

2.  Governing Law.  THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.  Signature pages follow.]

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

2

Annex 1-A

NOTICE ADDRESS OF ADDITIONAL GUARANTOR

GUARANTOR	NOTICE ADDRESS